Earnings Presentation April 26, 2021 NASDAQ: IBTX Exhibit 99.2

NASDAQ: IBTX 2 Safe Harbor Statement The numbers as of and for the quarter ended March 31, 2021 are unaudited. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could prove incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and its other filings with the Securities and Exchange Commission.

NASDAQ: IBTX 3 Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for credit losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation.

NASDAQ: IBTX 4 David R. Brooks Chairman of the Board, CEO and President, Director • 41 years in the financial services industry; 33 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Michelle S. Hickox Executive Vice President, Chief Financial Officer • 31 years in the financial services industry; 9 years at Independent Bank • Formerly a Financial Services Audit Partner at RSM US LLP • Certified Public Accountant Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director • 38 years in the financial services industry; 32 years at Independent Bank • Active in community banking since the early 1980s Today's Presenters

NASDAQ: IBTX 5 2021 Q1 Results GAAP $1.39 EPS $60.0 Million Net Income 1.37% Return on Average Assets 9.78% Return on Average Equity 14.13% Total Capital Ratio 9.01% Leverage Ratio Adjusted1 $1.39 Adj. EPS $60.1 Million Adj. Net Income 1.37% Adj. Return on Average Assets 9.80% Adj. Return on Average Equity 17.29% Return on Tangible Equity 8.30% TCE Highlights • Continued solid financial performance in the first quarter: ◦ Net income of $60.0 million, or $1.39 per diluted share and adjusted (non-GAAP) net income of $60.1 million, or $1.39 per diluted share ◦ Return on average assets of 1.37% ◦ Return on average equity of 9.78%, and return on (non-GAAP) tangible equity of 17.29% • Sustained organic deposit growth of 11.4% annualized for the quarter • Strong capital levels with an estimated total capital ratio of 14.13%, leverage ratio of 9.01%, and (non-GAAP) tangible common equity (TCE) ratio of 8.30% • Increased dividend based on strong financial performance and capital position 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

2021 Q1 Selected Financials

$ in thousands, except per share data

	As of and for the Quarter Ended				
Selected Balance Sheet Data	March 31, 2021	December 31, 2020	March 31, 2020	Linked Quarter Change	Annual Change
Total Assets	$ 18,115,336	$ 17,753,476	$ 15,573,868	2.0 %	16.3 %
LHFI, Excluding Mortgage Warehouse Loans[1]	11,665,058	11,622,298	11,020,920	0.4 %	5.8 %
Mortgage Warehouse Loans	1,105,699	1,453,797	796,609	(23.9)%	38.8 %
Total Deposits	14,803,792	14,398,927	11,882,766	2.8 %	24.6 %
Total Borrowings (Other Than Junior Subordinated Debentures)	683,350	687,175	1,152,860	(0.6)%	(40.7)%
Total Stockholders' Equity	2,493,117	2,515,371	2,386,285	(0.9)%	4.5 %
Selected Earnings and Profitability Data					
Net Interest Income	$ 129,729	$ 132,826	$ 123,241	(2.3)%	5.3 %
Net Interest Margin	3.29 %	3.42 %	3.76 %	(3.8)%	(12.5)%
Adjusted Net Interest Margin[2]	3.29 %	3.40 %	3.73 %	(3.2)%	(11.8)%
Noninterest Income	$ 18,609	$ 19,912	$ 14,572	(6.5)%	27.7 %
Noninterest Expense	75,113	75,227	74,429	(0.2)%	0.9 %
Net Income	59,980	58,274	44,167	2.9 %	35.8 %
Adjusted Net Income[3]	60,084	58,007	43,354	3.6 %	38.6 %
Basic EPS	1.39	1.35	1.03	3.0 %	35.0 %
Adjusted Basic EPS[3]	1.39	1.34	1.01	3.7 %	37.6 %
Diluted EPS	1.39	1.35	1.03	3.0 %	35.0 %
Adjusted Diluted EPS[3]	1.39	1.34	1.01	3.7 %	37.6 %
Return on Average Assets	1.37 %	1.34 %	1.19 %	2.2 %	15.1 %
Adjusted Return on Average Assets[3]	1.37 %	1.34 %	1.17 %	2.2 %	17.1 %

[1]LHFI includes SBA PPP loans of $912,176 and $804,397 at March 31, 2021 and December 31, 2020, respectively. LHFI are shown at amortized cost at March 31, 2021 and recorded investment at December 31, 2020 and March 31, 2020.
[2]Adjusted net interest margin, excludes unexpected income recognized on credit impaired acquired loans of $0, $579, and $982 respectively. N/A after CECL adoption in 2021.
[3]Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

INDEPENDENT BANK GROUP NASDAQ: IBTX
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NASDAQ: IBTX 7 (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. (2) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 7 Year Ending $21.19 $23.76 $27.44 $28.99 $33.23 $2.88 $2.97 $4.33 $4.46 $4.67 $3.04 $3.45 $4.47 $5.08 $4.87 Tangible Book Value (2) EPS Adjusted EPS (2) 2016 2017 (1) 2018 2019 2020 Quarter Ending $30.08 $31.05 $32.17 $33.23 $32.74 $1.03 $0.90 $1.39 $1.35 $1.39 $1.01 $1.14 $1.38 $1.34 $1.39 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Tangible Book Value, EPS and Adjusted EPS Trends (Diluted)

NASDAQ: IBTX 8 Quarter Ending $122.3 $129.7 $14.2 $18.5 $73.0 $74.9 $3.2 $3.1 51.19% 48.39% Q1 2020 Q1 2021 Year Ending $ (T h o u sa n d s) $322.5 $499.6 $513.2 $41.5 $65.9 $79.7 $189.4 $272.7 $285.7 $5.7 $12.9 $12.7 50.47% 45.95% 46.04% Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of other intangible assets Adjusted efficiency ratio 2018 2019 2020 (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 8 $ in Millions Adjusted Efficiency Ratio Trends (1)

NASDAQ: IBTX 9 Total Loans by Year and Current Annual Trend ($ in Millions)(1) Quarter Ending $11,857 $12,829 Q1 2020 Q1 2021 (1) Includes loans held for sale and mortgage warehouse purchase loans 9 Year Ending $7,921 $11,652 $13,159 Organic Impact of Acquisitions PPP Loans 2018 2019 2020 8.2% Increase2018 - 2020 CAGR 28.9% Loan Portfolio Growth

NASDAQ: IBTX 10 CRE 48.3% 1-4 Family 10.7% 1-4 Family Constructi… 2.4% Consumer 0.6% C&I 28.0% Agricultural 0.6% Construction & Development 9.4% Houston 22.2% Colorado 27.2% As of March 31, 2021: $11,665 Million LHFI 1 $1,106 Million Mortgage Warehouse 0.52% NPLs/LHFI 0.01% NCOs/Avg. Total Loans 2021 Q1 Annualized 274.71% Allowance/NPLs LOANS BY REGION (3/31/2021) Owner Occupied CRE 28.3% Non-Owner Occupied CRE 71.7% LOAN COMPOSITION (3/31/2021) Central Texas 12.3% North Texas 38.3% 1 LHFI excludes mortgage warehouse purchase loans. Loan Portfolio Overview 4.41% 2021 YTD Loan Yield

NASDAQ: IBTX 11 Land/Land Development 20.2% CRE Construction 65.2% SFR Construction 14.6% Retail 20.4% Office 14.0% Hotel/Motel 8.5% Multifamily 18.3% Misc. CRE 26.0% Construction & Development As of March 31, 2021: $1.5 Billion C&D Portfolio Size 80% C&D / Bank Regulatory Capital 96.1% Loans in IBTX Markets1 (Texas and Colorado) $2.2 Million Average Loan Size1 563 C&D Loans1 34.7% Owner Occupied C&D Loans1 CRE CONSTRUCTION PORTFOLIO LOANS > $500 THOUSAND (3/31/2021) Industrial 4.1% C&D PORTFOLIO LOANS > $500 THOUSAND (3/31/2021) Healthcare 8.7% 1Loans > $500 thousand

NASDAQ: IBTX 12 Multifamily 8.3% Office and Office Warehouse 23.0% Retail 27.0% Hotel/Motel 5.9%Industrial 8.8% Daycare/School 2.6% Healthcare 6.2% Church 1.9% Convenience Store 2.7% Mini Storage 2.2% Restaurant 2.9% Miscellaneous 4.0% Mixed Use (Non-Retail) 1.7% Delearships 1.5% RV & Mobile Home Parks 1.3% Commercial Real Estate CRE COMPOSITION (3/31/2021) As of March 31, 2021: $6.2 Billion CRE Loans 325% CRE / Regulatory Bank Capital $28.5 Million Largest CRE Loan Size $1.4 Million Average CRE Loan Size 28.3% Owner Occupied

NASDAQ: IBTX 13 Retail CRE & C&D As of March 31, 2021: $1.8 Billion Retail Loan Portfolio Size $28.5 Million Largest Retail Loan 1,012 Total Retail Loans 95.0% Loans in IBTX Markets (Texas and Colorado) $1.9 Million Average Loan Size 81 Number of Loans >$5MM $10.0 Million Avg. Size of Loans >$5MM Strip Center 71.9% Big Box 2.0% Mixed Use 10.1% Free Standing / Single Tenant 16.0% RETAIL CRE & C&D COMPOSITION LOANS > $500 THOUSAND 3/31/2021 54% Weighted Average LTV Pre-Pandemic (March 2020) 1.68x Weighted Average DSCR Pre-Pandemic (March 2020)

NASDAQ: IBTX 14 Office Non-Owner Occupied 47.3% Office Owner Occupied 17.9% Office/Warehouse Non-Owner Occupied 22.1% Office/Warehouse Owner Occupied 12.7% Office CRE & C&D As of March 31, 2021: $1.5 Billion Total Office CRE $20.0 Million Largest Office Loan $1.0 Million Average Loan Size 30.6% Owner Occupied 34.8% Office/Warehouse OFFICE CRE COMPOSITION 3/31/2021

NASDAQ: IBTX 15 Hotel Loans by Property Location 48.9% 41.0% Texas Colorado Other Hotel & Motel As of March 31, 2021: $432.4 Million Hotel & Motel Loan Portfolio Size $5.7 Million Average Loan Size 52.7% Average LTV 1.78x Weighted Average DSCR Pre-Pandemic (March 2020) – We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/select service properties in our core markets across Texas and Colorado. – We have very limited exposure to those segments of the hotel industry that have been most impacted by the COVID-19 pandemic (i.e. resort and conference hotels). – While we anticipate many of our hotel borrowers will need additional time to recover from pandemic-related economic dislocation, we remain encouraged by the early signs of recovery in occupancy rates. Hotel Loans by Type 84.1% 15.9% CRE Construction & Development 10.1% Hotel Loans by Product Type 16.6% 75.1%8.3% Full Service Brand Limited/Selected Service Brand Boutique/Independent

NASDAQ: IBTX 16 Energy Lending As of March 31, 2021: $202.2 Million Size of Energy Portfolio 93.3% / 6.7% E&P Loans / Services Loans 9.7% Energy ACL / Energy Loans 1.7% Energy Loans / Total LHFI – We have a small, conservatively-underwritten energy book that is mostly of recent vintage. – Energy assets are well-diversified by basin across the United States. Energy by Type $188.8 $13.4 E&P Services $ in millions

Loan Deferral Update as of April 15, 2021

- As of April 15, 2021, 0.3% of our loan accounts* remain in deferral:
  - 1.8% of our loan balances* remain in deferral
  - 0.8% of our loan balances* are on 2nd deferral, or have a 2nd deferral pending
  - 0.9% of our loan balances* are on or pending additional deferral
- As anticipated, the number of deferrals continues to trend downward
- Hotel loans remain the largest category of loans still in deferral, accounting for 47.2% of all deferral balances as of April 15

*Loan accounts and balances exclude PPP and HFS loans.

0.3%
Number of **Loan Accounts* Remaining in Deferral**

1.8%
Amount of **Loan Balances* Remaining in Deferral**

0.8%
Amount of **Loan Balances* in 2nd Deferral**

0.9%
Amount of **Loan Balances* in Additional Deferral**

*Loan accounts and balances used in the denominator exclude PPP and HFS loans.

Detail on Remaining Deferrals

As of April 15, 2021 $ in thousands	$ Remaining on 1st Deferral^	$ Granted/Pending 2nd Deferral	$ Granted/Pending Additional Deferral	**Total $ on Any Deferral**	% of Category Balance** Remaining on 1st Deferral	% of Category Balance** On/ Pending 2nd Deferral	% of Category Balance** Granted Additional Deferral	**% of Category Balance on Any Deferral**
Hotel Loans	$—	$71,387	**$24,537**	**$95,924**	—%	16.5%	5.7%	**22.2%**
Retail Loans	4,477	—	**12,893**	**17,370**	0.2%	—%	0.7%	**0.9%**
Office Loans	—	15,719	**—**	**15,719**	—%	1.0%	—%	**1.0%**
Other CRE and C&D Loans	1,883	2,259	**33,703**	**37,845**	0.1%	0.1%	0.9%	**1.1%**
C&I Loans	516	—	**33,005**	**33,521**	—%	—%	1.5%	**1.5%**
Other Loans	909	1,011	**1,035**	**2,955**	—%	—%	—%	**—%**
Total Loans	**$7,785**	**$90,376**	**$105,173**	**$203,334**	**0.1%**	**0.8%**	**0.9%**	**1.8%**

^ Includes loans whose deferral period has expired, but where payment has not yet been due, received and/or processed. Includes loans that were granted original 6 month deferrals.

** Category balance as of 03/31/2021

INDEPENDENT BANK GROUP
NASDAQ: IBTX
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NASDAQ: IBTX 18 3.03% 3.43% 2.91% 2.36% 1.83% 1.44% 1.49% 1.50% 0.91% 0.68% 0.64% 0.76% 0.76% 4.41% 4.15% 4.11% 3.36% 2.67% 2.07% 1.71% 1.57% 1.31% 1.12% 0.98% 1.22% 1.22%1.62% 1.89% 1.14% 0.81% 0.53% 0.32% 0.37% 0.39% 0.24% 0.16% 0.24% 0.44% 0.52% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 1.22% 1.05% 0.74% 0.40% 0.19% 0.11% 0.16% 0.28% 0.18% 0.18% 0.16% 0.26% 0.26% 2.67% 2.67% 1.64% 1.12% 0.70% 0.49% 0.43% 0.46% 0.48% 0.46% 0.49% 0.49% 0.49% 0.21% 0.31% 0.11% 0.06% 0.09% 0.03% 0.02% 0.12% 0.01% 0.06% 0.07% 0.05% 0.01% IBTX U.S. Average Texas Average 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD Historically Strong Credit Culture Source: S&P Global. Note: Financial data as of and for the quarter ended December 31, 2020 for U.S. and Texas banking industry aggregate data and March 31, 2021 for IBTX. (1) LHFI excludes mortgage warehouse purchase loans. (2) 2021 YTD numbers are annualized. NCOs / Average Total Loans (2)NPLs / LHFI (1)

NASDAQ: IBTX 19 Quarter Ending $8,381 $23,121 $7,620 $3,871 $(2,500) $1,439 $1,469 $184 $3,542 $408 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Year Ending $9,860 $14,805 $42,993 $4,460 $8,146 $6,634 Provision expense Net charge-offs 2018 2019 2020 $ in Thousands 19 Provision & Charge-offs 0.06% 0.05%0.07% 0.11% 0.01%0.05% 0.01%0.05% NCOs / Avg. Total Loans (1) (1) Quarterly metrics are annualized.

NASDAQ: IBTX 20 Period Ending $6,633 $7,738 $11,941 $14,399 $14,804 0.46% 0.83% 1.08% 0.59% 0.36% Deposits Average YTD Rate (1) 2017 2018 2019 2020 Q1 2021 Noninterest-Bearing Demand 30.2% Interest-Bearing Checking 28.9% Public Funds 12.5% Savings 4.7% CDs < $100k 1.4% CDs > $100k 4.2% IRAs 0.5% (1) Average rate for total deposits 20 2021 QTD Average Rate for Interest-bearing deposits: 0.51% Total cost of deposits QTD Q1 2021: 0.36% Deposit Mix & Pricing DEPOSIT MIX 3/31/2021 DEPOSIT GROWTH VS. AVERAGE RATE Money Market 17.6%

NASDAQ: IBTX 21 Agency Securities 22.1% Mortgage-Backed Securities 43.3% Tax-Exempt Municipals 26.7% Taxable Municipals 3.0% Corporates 2.2% CRA 0.1% U.S. Treasury Securities 2.6% Securities Portfolio As of March 31, 2021: 2.1% QTD Yield 5.00 Duration 7.2% of Total Assets $1.3 Billion Portfolio Size INVESTMENT PORTFOLIO COMPOSITION 3/31/2021 Our investment portfolio consists of a diversified mix of liquid, low-risk securities designed to help augment the bank’s liquidity position and manage interest rate risk toward our target “net neutral” position.

NASDAQ: IBTX 22 Consolidated Capital (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. Period Ending 9.61% 10.05% 9.76% 10.33% 10.94% 8.92% 9.57% 9.32% 9.12% 9.01% 12.56% 12.58% 11.83% 13.32% 14.13% 8.37% 9.24% 8.98% 8.60% 8.30% 10.05% 10.41% 10.19% 10.74% 11.36% Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets 12/31/17 12/31/18 12/31/19 12/31/20 2021 Q1

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods

($ in thousands except per share data)		March 31, 2021	December 31, 2020	March 31, 2020
		As of and for the Quarter Ended		
Net Interest Income - Reported	(a)	$129,729	$132,826	$123,241
Unexpected income recognized on credit impaired acquired loans [(1)]		—	(579)	(982)
Adjusted Net Interest Income	(b)	129,729	132,247	122,259
Provision Expense - Reported	(c)	(2,500)	3,871	8,381
Noninterest Income - Reported	(d)	18,609	19,912	14,572
Loss on sale of loans		—	291	42
(Gain) loss on sale of other real estate		—	73	(25)
Gain on sale of securities available for sale		—	—	(356)
Loss (gain) on sale and disposal of premises and equipment		7	(59)	63
Recoveries on loans charged off prior to acquisition		(129)	(450)	(84)
Adjusted Noninterest Income	(e)	18,487	19,767	14,212
Noninterest Expense - Reported	(f)	75,113	75,227	74,429
Impairment of assets		(9)	—	(126)
COVID-19 expense		—	(61)	(262)
Acquisition expense		(244)	(326)	(1,008)
Adjusted Noninterest Expense	(g)	74,860	74,840	73,033
Income Tax Expense - Reported	(h)	15,745	15,366	10,836
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$59,980	$58,274	$44,167
Adjusted Net Income [(2)]	(b) - (c) + (e) - (g) = (j)	$60,084	$58,007	$43,354
Average shares for basic EPS	(k)	43,178,522	43,177,824	43,011,496
Average shares for diluted EPS	(l)	43,222,943	43,177,824	43,020,055
Reported Basic EPS	(i) / (k)	$1.39	$1.35	$1.03
Reported Diluted EPS	(i) / (l)	$1.39	$1.35	$1.03
Adjusted Basic EPS	(j) / (k)	$1.39	$1.34	$1.01
Adjusted Diluted EPS	(j) / (l)	$1.39	$1.34	$1.01
EFFICIENCY RATIO				
Amortization of other intangible assets	(m)	$3,145	$3,145	$3,176
Reported Efficiency Ratio	(f - m) / (a + d)	48.52%	47.19%	51.70%
Adjusted Efficiency Ratio	(g - m) / (b + e)	48.39%	47.16%	51.19%
PROFITABILITY [(3)]				
Total Average Assets	(n)	$17,787,862	$17,252,111	$14,965,628
Total Average Stockholders Common Equity	(o)	$2,487,010	$2,496,318	$2,369,225
Total Average Tangible Common Equity [(4)]	(p)	$1,407,016	$1,413,167	$1,276,545
Reported Return on Average Assets	(i) / (n)	1.37%	1.34%	1.19%
Reported Return on Average Common Equity	(i) / (o)	9.78%	9.29%	7.50%
Reported Return on Average Common Tangible Equity	(i) / (p)	17.29%	16.40%	13.92%
Adjusted Return on Average Assets [(5)]	(j) / (n)	1.37%	1.34%	1.17%
Adjusted Return on Average Common Equity [(5)]	(j) / (o)	9.80%	9.24%	7.36%
Adjusted Return on Tangible Common Equity [(5)]	(j) / (p)	17.32%	16.33%	13.66%

(1) This is not applicable starting in 2021 under the adoption of CECL.
(2) Assumes an adjusted effective tax rate of 20.8%, 20.9% and 21.3%, for the quarters ended March 31, 2021, December 31, 2020 and March 31, 2020, respectively.
(3) Annualized.
(4) Excludes average balance of goodwill and net other intangible assets.
(5) Calculated using adjusted net income.

23

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2020	2019	2018	2017	2016
Net Interest Income - Reported	(a)	$516,446	$504,757	$326,252	$265,478	$183,806
Unexpected income recognized on credit impaired acquired loans		(3,209)	(5,120)	(3,711)	(4,063)	(1,765)
Adjusted Net Interest Income	(b)	513,237	499,637	322,541	261,415	182,041
Provision Expense - Reported	(c)	42,993	14,805	9,860	8,265	9,440
Noninterest Income - Reported	(d)	85,063	78,176	42,224	41,287	19,555
Gain on sale of loans		(356)	(6,779)	—	(351)	—
(Gain) loss on sale of branch		—	(1,549)	—	(2,917)	43
Gain on sale of trust business		—	(1,319)	—	—	—
Loss (gain) on sale of other real estate		36	(875)	(269)	(850)	(62)
(Gain) loss on sale of securities available for sale		(382)	(275)	581	(124)	(4)
(Gain) loss on sale and disposal of premises and equipment		(370)	585	(123)	21	(32)
Recoveries on loans charged off prior to acquisition		(4,312)	(2,101)	(962)	(1,182)	—
Adjusted Noninterest Income	(e)	79,679	65,863	41,451	35,884	19,500
Noninterest Expense - Reported	(f)	306,134	321,864	198,619	176,813	113,790
Separation expense		—	(3,421)	—	—	(2,575)
OREO impairment		(784)	(1,801)	(85)	(1,412)	(106)
IPO related stock grants		—	—	(136)	(508)	(543)
Impairment of assets		(462)	(1,173)	—	—	—
COVID-19 expense		(1,915)	—	—	—	—
Acquisition expense		(17,294)	(42,744)	(8,958)	(17,259)	(3,121)
Adjusted Noninterest Expense	(g)	285,679	272,725	189,440	157,634	107,445
Income Tax Expense - Reported	(h)	51,173	53,528	31,738	45,175	26,591
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$201,209	$192,736	$128,259	$76,512	$53,540
Adjusted Net Income [1]	(b) - (c) + (e) - (g) = (j)	$210,017	$219,582	$132,183	$88,878	$56,562
Average shares for basic EPS	(k)	43,116,965	43,245,418	29,599,119	25,636,292	18,501,663
Average shares for diluted EPS	(l)	43,116,965	43,245,418	29,599,119	25,742,362	18,588,309
Reported Basic EPS	(i) / (k)	$4.67	$4.46	$4.33	$2.98	$2.89
Reported Diluted EPS	(i) / (l)	$4.67	$4.46	$4.33	$2.97	$2.88
Adjusted Basic EPS	(j) / (k)	$4.87	$5.08	$4.47	$3.47	$3.06
Adjusted Diluted EPS	(j) / (l)	$4.87	$5.08	$4.47	$3.45	$3.04
EFFICIENCY RATIO						
Amortization of other intangible assets	(m)	$12,671	$12,880	$5,739	$4,639	$1,964
Reported Efficiency Ratio	(f - m) / (a + d)	48.79%	53.01%	52.35%	56.13%	54.99%
Adjusted Efficiency Ratio	(g - m) / (b + e)	46.04%	45.95%	50.47%	51.46%	52.34%
PROFITABILITY						
Total Average Assets	(n)	$16,357,736	$14,555,315	$9,478,934	$7,966,421	$5,469,542
Total Average Stockholders Common Equity	(o)	$2,435,474	$2,267,103	$1,476,688	$1,139,573	$635,864
Total Average Tangible Common Equity [2]	(p)	$1,347,584	$1,164,915	$751,911	$568,071	$362,287
Reported Return on Average Assets	(i) / (n)	1.23%	1.32%	1.35%	0.96%	0.98%
Reported Return on Average Common Equity	(i) / (o)	8.26%	8.50%	8.69%	6.71%	8.42%
Reported Return on Average Common Tangible Equity	(i) / (p)	14.93%	16.55%	17.06%	13.47%	14.78%
Adjusted Return on Average Assets [3]	(j) / (n)	1.28%	1.51%	1.39%	1.12%	1.03%
Adjusted Return on Average Common Equity [3]	(j) / (o)	8.62%	9.69%	8.95%	7.80%	8.90%
Adjusted Return on Tangible Common Equity [3]	(j) / (p)	15.58%	18.85%	17.58%	15.65%	15.61%

(1) Assumes an adjusted effective tax rate of 20.5%, 21.0%, 19.7%, 32.4% and 33.2% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.
(2) Excludes average balance of goodwill and net other intangible assets and preferred stock.
(3) Calculated using adjusted net income.

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25 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 Tangible Common Equity Total common stockholders equity $2,493,117 $2,515,371 $2,476,373 $2,424,960 $2,386,285 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (84,925) (88,070) (91,215) (94,390) (97,565) Tangible Common Equity $1,414,171 $1,433,280 $1,391,137 $1,336,549 $1,294,699 Tangible Assets Total Assets $18,115,336 $17,753,476 $17,117,007 $16,986,025 $15,573,868 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,021) Other intangible assets, net (84,925) (88,070) (91,215) (94,390) (97,565) Tangible Assets $17,036,390 $16,671,385 $16,031,771 $15,897,614 $14,482,282 Common shares outstanding 43,193,257 43,137,104 43,244,797 43,041,119 43,041,776 Tangible Common Equity To Tangible Assets 8.30% 8.60% 8.68% 8.41% 8.94% Book value per common share $57.72 $58.31 $57.26 $56.34 $55.44 Tangible book value per common share $32.74 $33.23 $32.17 $31.05 $30.08

26 APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods ($ in thousands, except per share information) December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 Tangible Common Equity Total common stockholders equity $2,515,371 $2,339,773 $1,606,433 $1,336,018 $672,365 Adjustments: Goodwill (994,021) (994,021) (721,797) (621,458) (258,319) Other intangible assets, net (88,070) (100,741) (45,042) (43,244) (14,177) Tangible Common Equity $1,433,280 $1,245,011 $839,594 $671,316 $399,869 Tangible Assets Total Assets $17,753,476 $14,958,207 $9,849,965 $8,684,463 $5,852,801 Adjustments: Goodwill (994,021) (994,021) (721,797) (621,458) (258,319) Other intangible assets, net (88,070) (100,741) (45,042) (43,244) (14,177) Tangible Assets $16,671,385 $13,863,445 $9,083,126 $8,019,761 $5,580,305 Common shares outstanding 43,137,104 42,950,228 30,600,582 28,254,893 18,870,312 Tangible Common Equity To Tangible Assets 8.60% 8.98% 9.24% 8.37% 7.17% Book value per common share $58.31 $54.48 $52.50 $47.28 $35.63 Tangible book value per common share $33.23 $28.99 $27.44 $23.76 $21.19